                                                               EXHIBIT 99.1
                                                               ------------



                                  PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                        ABFS Mortgage Loan Trust 1998-4

                            APPROXIMATE CLASS SIZES

--------------------------------------------------------------------------------
                              FIXED RATE NOTES
               *********Fixed Rate Collateral (Pool A)*********

                [$64,350,000]  Class A-1 FIXED RATE NOTES

--------------------------------------------------------------------------------
                            FLOATING RATE NOTES
              *********Fixed Rate Collateral (Pool B)*********


                [$14,850,000]  Class A-2 FLOATING RATE NOTES







The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 1998-4 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Certficates are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


                               PRICING INFORMATION
                               (FIXED RATE NOTES)
                     --------------------------------------


Class:                   A-1*


Approximate
Face Amount:            [64,350,000]

Coupon:                 [6.505]

Price:                  [100-00]

Yield:                  [6.431]

Spread:                 [240]

Exp Avg Life
to Maturity:            [3.4]yrs

Exp Avg Life
to Call:                [3.2]yrs

Exp 1st
Prin Pmt:               [12/28/1998]

Exp Mat
to call:                [11/25/06]

Exp Mat:
to Mat                  [01/25/16]

Stated Mat:             [01/25/30]

Exp Rating
(S&P/Moody's):          AAA/Aaa

Pricing Spd:            25% HEP

Pricing Date:           [10/16/98]

Investor
Settle Date:            [12/7/98]

Cut-off Date
(Close of Business):    10/31/98

Pmt Delay:              24 days

Dated Date:             11/1/98

Int Pmt:                30/360

Pmt Terms:              Monthly

1st Int.
Pmt Date:               12/28/98

Collateral
Type:                   Fixed Rate ("Pool A")

SMMEA
Eligibility:            non-SMMEA




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


*Class A-1 Coupon
Step-up: Class A-1 is priced to call. If the Servicer does not exercise the Cleanup Call, the Coupon on Class A-1 will increase 50 basis points.

Cashflow Priority:       1) Repayment of unreimbursed Servicer advances;
                         2) Servicing fee;
                         3) Trustee fee;
                         4) Surety fee;
                         5) Repayment of unreimbursed Surety payments;
                         6) Accrued monthly interest for Fixed Rate Noteholders;
                         7) Monthly principal to the Fixed Rate Noteholders (as
                            described below);
                         8) Excess cashflow to build over-collateralization
                            ("O/C"); and
                         9) Any remaining excess cashflow to the holders of the
                            Trust Certificates.

Class A-1 Note
Principal Paydown:       All principal collected from Pool A is paid to the
                         Class A-1 Noteholders.












         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


                               PRICING INFORMATION
                              (FLOATING RATE NOTES)
                     --------------------------------------


Class:                A-2**

Approximate
Face Amount:          [14,850,000]

Coupon:               [TBD]

Price:                [100-00]

Yield:                [TBD]

Spread:               [TBD]

Exp Avg Life
to Maturity:          [3.453]yrs

Exp Avg Life
to Call:              [3.172]yrs

Exp 1st
Prin Pmt:             [12/28/1998]

Exp Mat
to call:              [9/25/06]


Exp Mat:              [10/25/15]

Stated Mat:           [1/25/30]

Exp Rating
(S&P/Moody's):        AAA/Aaa

Pricing Spd:          25% HEP

Pricing Date:         [TBD]

Investor
Settle Date:          [12/7/98]

Cut-off Date
(Close of Business):  10/31/98

Pmt Delay:            0 days

Dated Date:           [12/7/98]

Int Pmt:              actual/360

Pmt Terms:            Monthly

1st Int.
Pmt Date:             12/28/98

Collateral
Type:                 Fixed Rate ("Pool B")

SMMEA
Eligibility:          non-SMMEA





         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


**Class A-2 Coupon:             The lesser of:
                                1)  One Month LIBOR + [TBD]bps
                                2)  Available Funds Cap

**Class A-2 Coupon Step-up:     Class A-2 is priced to the call. If the Servicer
                                does not exercise the Cleanup Call, the Class
                                A-2 Coupon will equal the lesser of:
                                1)  One Month LIBOR + (2 x [TBD]bps)
                                2)  Available Funds Cap

Available Funds Cap:            A rate equal to the weighted average gross
                                coupon rate on the Pool B Mortgage Loans for such Distribution Date less the Expense Fee
                                Rate and the Credit Spread Rate.

                                Expense Fee Rate = 0.725% for servicing fee, trustee fee and surety fee.
                                Credit Spread Rate = [0.75%] to provide excess spread for building overcollateralization and for covering any losses which may occur.

LIBOR Interest Carryover:       If, on any Disbribution Date, the Class A-2
                                Coupon is based upon the Available Funds Cap, the excess of (i) the amount of interest Class
                                A-2 would otherwise be entitled to receive on such Disbribution Date at the then-applicable
                                LIBOR Rate in the absence of the Available Funds
                                Cap, over (ii) the amount of accrued interest for such Distribution Date at the Available
                                Funds Cap, together with the unpaid portion of any such excess from prior Disbribution Dates
                                (and interest accrued thereon at the
                                then-applicable LIBOR Rate) is referred to as the LIBOR Interest Carryover. Any LIBOR Interest
                                Carryover will be carried forward to the next
                                Distribution Date until paid from sources of funds and in the priority set forth in the Indenture. The LIBOR Interest Carryover will not be insured by the FSA guarantee.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee;
                                4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest and LIBOR Interest
                                   Carryover for Class A-2 Noteholders;
                                7) Monthly principal to the Class A-2
                                   Noteholders (as described below);
                                8) Excess cashflow to build over-
                                   collateralization ("O/C"); and
                                9) Any remaining excess cashflow to the holders
                                   of the Trust Certificates.

Class A-2 Note
Principal Paydown:              All principal collected from Pool B is paid to
                                the Class A-2 Noteholders.


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4

                                SUMMARY OF TERMS
                           --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1998-4, Series 1998-4 Class A-1
                        (the "Fixed Rate Notes") and Class A-2 (the "Floating
                        Rate Notes", together with the Fixed Rate Notes, the
                        "Class A Notes").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage and New Jersey Mortgage Investment Corp.
                        will act as subservicers.

Originators:            American Business Credit, Inc., Home American Credit,
                        Inc., d/b/a Upland Mortgage and New Jersey Mortgage
                        Investment Corp. originated or purchased the Mortgage
                        Loans.

Trustee:                The Bank of New York, a New York banking corporation.

Aggregate
Note Balance:           [$79,200,000]

Securities Offered:     100% FSA-guaranteed notes.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           10/16/98 (Fixed Rate Notes)
                        [TBD] (Floating Rate Notes)

Investor
Settlement Date:        [12/7/98]

Form of Notes:          Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Coupon:                 [6.505]% on Class A-1 Notes
                        [1ML + TBD]% on Class A-2 Notes*

                        *Subject to the Available Funds Cap

Prepayment
Assumption:             25% HEP (2.5% CPR in month 1 with monthly incremental
                        increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 25th day of each month (or, if any such date
                        is not a business day, the first business day thereafter) commencing in December 1998. The payment delay will be 24 days for the Fixed Rate Notes and zero days for the Floating Rate Notes.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Fixed Rate Notes will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

                        With respect to any Distribution Date, interest on the Floating Rate Notes will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Notes will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

Optional
Cleanup Call:           The Servicer may call the Class A Notes on any
                        Remittance Date when the then-outstanding collateral balance (Pool A & Pool B) is less than or equal to 10% of the original collateral balance (Pool A & Pool B).

                        The Servicer may also call the Class A-2 Notes separately on any Remittance Date when the then-outstanding Class A-2 Notes principal balance is less than or equal to 10% of the original Class A-2 note principal balance.

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4

Fixed Rate Notes
Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow from Pool A and Pool B (once
                            O/C requirements of the Floating Rate Notes are satisfied).

Floating Rate Notes
Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow from Pool B and Pool A (once
                            O/C requirements of the Fixed Rate Notes are satisfied).

Note Insurer:           Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard & Poor's and "Aaa" by Moody's Investors Service.

Note Insurance Policy:  The Note Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Class A Notes.

Overcollateralization
and Reserve Account:    The credit enhancement provisions of the Trust are
                        intended to provide for the limited acceleration of the Class A Notes relative to the amortization of the related collateral (i.e., Pool A for the Fixed Rate
                        Notes and Pool B for the Floating Rate Notes), generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the related collateral to the payment of principal on the related group of Notes, resulting in the build up of overcollateralization
                        ("O/C"). By paying down the principal balance of the related group of Notes faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the related collateral pool over the principal balance of the related group of Notes is created. On the first payment date, 0% of the excess cashflow available from each pool will be directed to build O/C; after the first payment date, 80% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not reached or maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to reach or maintain the required O/C level.
                        If either Pool's O/C target is reached before the other's, 80% of the excess cashflow from the "satisfied"
                        Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. After initially reaching their O/C target, if either Pool's O/C target is maintained and the other Pool becomes deficient in its O/C requirement, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. If the sum of the O/C level of the "unsatisfied" Pool and the amount on deposit in the Reserve Account exceeds the O/C target, such excess will be distributed to the Trust Certificateholder. Funds on deposit in the Reserve Account will be used to pay shortfalls of current interest or credit losses on either Class of Notes, but only to the extent the O/C level on such Class has been reduced to 0%.

Overcollateralization
Levels for Pool A &
Pool B (Approx.):       Initial O/C based on original collateral balance: [1.0%]
                        O/C Target based on original collateral balance:  [5.0%]
                        These O/C percentages are subject to step-downs beginning in month [30] if certain tests are met.


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


Pool A
Pre-funding Account:    On the Settlement Date, an aggregate cash amount (the
                        "Pool A Pre-funded Amount"), which will equal approximately [$20,000,000] will be deposited in the Pool A Pre- funding Account. During the period ("the
                        Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool
                        A Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [30] days from the Settlement Date, the Pool A Pre-funding
                        Amount will remain in the Pool A Pre-funding Account.
                        The Pool A Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture.
                        Any Pool A Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Fixed Rate Noteholders on the January 25, 1999
                        Distribution Date as a partial prepayment of principal on such group of Notes.

Pool B
Pre-funding Account:    There will not be any Pre-funding Account for Pool B.
                        Pool B will be entirely funded with collateral on the Settlement Date.

Servicing Fee:          50 basis points per annum.

ERISA Considerations:   The Fixed Rate Notes will not be ERISA eligible during
                        the Funding Period. However, the Fixed Rate Notes may be
                        ERISA eligible after the Funding Period.

                        The Floating Rate Notes may be ERISA eligible.

                        Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:               Fixed Rate Notes: Debt for tax. The Fixed Rate Notes
                        will be issued by an Owner Trust. Floating Rate Notes:
                        Sale for tax. The Floating Rate Notes will be issued by an Owner Trust which will make a REMIC election with respect to Pool B.

Legal Investment:       None of the Class A Notes will be SMMEA-eligible.

Note Ratings:           S&P:     "AAA" for all Class A Notes.
                        Moody's: "Aaa" for all Class A Notes.

Prospectus:             The Notes are being offered pursuant to a Prospectus
                        which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consumated unless the purchaser has received the Prospectus.

Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469, Shelby Carvalho
                                 at (212) 778-4127 or  Katya Sverdlov
                                 at (212) 778-8038.
                        FSG:     Januar Laude at (212) 778-7176 or YQ Zhang
                                 at (212) 778-1196.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO KATYA SVERDLOV AT:

                        IMPACT ID:  SVERDLOV
                        CCMAIL:     KATYA_SVERDLOV@PRUSEC.COM



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1998-4


                        Expected Collateral Composition*
                        --------------------------------

                             Pool A                                  Pool B
                ----------------------------------      ---------------------------------------
                Expected                                Expected
                Average     Min. Avg.   Max. Avg.       Average     Min. Avg.   Max. Avg.
                ---------------------------------       ---------------------------------------
WAC (net)       10.55%      10.28%      11.25%          10.60%      10.33%      11.50%
WAM             271.94      265.14      290.00          274.27      267.41      290.00
LTV             78.30%      N/A         82.00%          80.80%      N/A         82.00%
Avg. Loan Size  74,398.39   72,538.43   76,258.35       221,604.66  216,064.54  227,144.78
Second Liens    9.13%       N/A         15.00%          18.86%      N/A         27.84%
Balloons        32.00%      N/A         32%             40.49%      N/A         42%

* The parameters above are not based on an actual pool but are based on the expectations and recent collateral origination experience of the originators. The Min. Avg. and Max Avg. parameters above illustrate the potential deviations from the expected averages presented above.






         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Available Fund Cap for A-2

Available Fund Cap = Net Coupon - On-going Fee - Credit Spread Rate Assume 30/360 Day Count for bond interest calculation


 DATE  COUPON           DATE  COUPON
-------------------------------------
12/98  9.6202           01/03   9.6245
01/99  9.6203           02/03   9.6246
02/99  9.6204           03/03   9.6248
03/99  9.6204           04/03   9.6249
04/99  9.6205           05/03   9.6250
05/99  9.6206           06/03   9.6251
06/99  9.6206           07/03   9.6252
07/99  9.6207           08/03   9.6253
08/99  9.6208           09/03   9.6255
09/99  9.6209           10/03   9.6256
10/99  9.6209           11/03   9.6257
11/99  9.6210           12/03   9.6258
12/99  9.6211           01/04   9.6259
01/00  9.6212           02/04   9.6261
02/00  9.6213           03/04   9.6262
03/00  9.6213           04/04   9.6263
04/00  9.6214           05/04   9.6264
05/00  9.6215           06/04   9.6266
06/00  9.6216           07/04   9.6267
07/00  9.6217           08/04   9.6268
08/00  9.6217           09/04   9.6270
09/00  9.6218           10/04   9.6271
10/00  9.6219           11/04   9.6272
11/00  9.6220           12/04   9.6274
12/00  9.6221           01/05   9.6275
01/01  9.6222           02/05   9.6276
02/01  9.6223           03/05   9.6278
03/01  9.6224           04/05   9.6279
04/01  9.6224           05/05   9.6281
05/01  9.6225           06/05   9.6282
06/01  9.6226           07/05   9.6284
07/01  9.6227           08/05   9.6285
08/01  9.6228           09/05   9.6287
09/01  9.6229           10/05   9.6288
10/01  9.6230           11/05   9.6290
11/01  9.6231           12/05   9.6291
12/01  9.6232           01/06   9.6293
01/02  9.6233           02/06   9.6294
02/02  9.6234           03/06   9.6296
03/02  9.6235           04/06   9.6298
04/02  9.6236           05/06   9.6299
05/02  9.6237           06/06   9.6301
06/02  9.6238           07/06   9.6303
07/02  9.6239           08/06   9.6304
08/02  9.6240           09/06   9.6306
09/02  9.6241
10/02  9.6242
11/02  9.6243
12/02  9.6244

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $14,850,000.00                                                              DATED DATE: 12/07/98
  CURRENT COUPON: [TBD]                                abfs984                             FIRST PAYMENT: 12/25/98
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 4
ORIGINAL BALANCE: $14,850,000.00          BOND A-2 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 12/07/98
                                              ASSUMED CONSTANT LIBOR-1M 5.2270
                                                       (Run to Call)

           PRICING SPEED
                   25.0%      15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24        68.973      66.076      67.514      68.973      70.476      71.998
     99-24+       68.411      65.695      67.043      68.411      69.820      71.246
     99-25        67.849      65.315      66.573      67.849      69.164      70.495
     99-25+       67.287      64.934      66.102      67.287      68.508      69.745
     99-26        66.726      64.554      65.632      66.726      67.853      68.994
     99-26+       66.165      64.174      65.162      66.165      67.197      68.243
     99-27        65.604      63.794      64.692      65.604      66.542      67.493
     99-27+       65.043      63.414      64.222      65.043      65.887      66.743

     99-28        64.482      63.035      63.753      64.482      65.233      65.993
     99-28+       63.921      62.655      63.283      63.921      64.578      65.243
     99-29        63.360      62.275      62.814      63.360      63.923      64.494
     99-29+       62.800      61.896      62.345      62.800      63.269      63.744
     99-30        62.240      61.516      61.875      62.240      62.615      62.995
     99-30+       61.680      61.137      61.406      61.680      61.961      62.246
     99-31        61.120      60.758      60.937      61.120      61.307      61.497
     99-31+       60.560      60.379      60.469      60.560      60.653      60.748

    100-00        60.000      60.000      60.000      60.000      60.000      60.000
    100-00+       59.440      59.621      59.531      59.440      59.347      59.252
    100-01        58.881      59.242      59.063      58.881      58.694      58.504
    100-01+       58.322      58.864      58.595      58.322      58.041      57.756
    100-02        57.763      58.485      58.127      57.763      57.388      57.008
    100-02+       57.204      58.107      57.659      57.204      56.735      56.260
    100-03        56.645      57.728      57.191      56.645      56.083      55.513
    100-03+       56.086      57.350      56.723      56.086      55.430      54.766

    100-04        55.528      56.972      56.255      55.528      54.778      54.019
    100-04+       54.969      56.594      55.788      54.969      54.126      53.272
    100-05        54.411      56.216      55.320      54.411      53.474      52.526
    100-05+       53.853      55.838      54.853      53.853      52.823      51.779
    100-06        53.295      55.461      54.386      53.295      52.171      51.033
    100-06+       52.737      55.083      53.919      52.737      51.520      50.287
    100-07        52.179      54.705      53.452      52.179      50.869      49.541
    100-07+       51.622      54.328      52.985      51.622      50.218      48.795

First Payment      0.050       0.050       0.050       0.050       0.050       0.050
Average Life       3.172       5.099       3.918       3.172       2.652       2.275
Last Payment       7.800      12.717       9.717       7.800       6.383       5.383
Mod.Dur. @ 100-00  2.686       3.967       3.208       2.686       2.301       2.009
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.